UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: September 30, 2011

ITEM 1.	SCHEDULE OF INVESTMENTS

WESTERN ASSET FUND, INC.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED PORTFOLIO

(FORMERLY KNOWN AS WESTERN ASSET ABSOLUTE RETURN PORTFOLIO)

FORM N-Q

SEPTEMBER 30, 2011

WESTERN ASSET TOTAL RETURN UNCONSTRAINED PORTFOLIO

Schedule of investments (unaudited)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
CORPORATE BONDS & NOTES - 27.8%
CONSUMER DISCRETIONARY - 3.6%
Automobiles - 2.1%
Ford Motor Credit Co., LLC, Notes	7.000%	10/1/13	4,800,000	$5,040,561
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	1,610,000	1,932,000

Total Automobiles				6,972,561

Hotels, Restaurants & Leisure - 0.1%
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	69,000	66,240	(a)
MGM Resorts International, Senior Notes	6.625%	7/15/15	140,000	118,650
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	45,000	49,106
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	105,000	115,238

Total Hotels, Restaurants & Leisure				349,234

Media - 1.4%
Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes	10.875%	9/15/14	160,000	171,600	(a)
Comcast Cable Communications LLC, Notes	8.875%	5/1/17	70,000	89,393
Comcast Corp.	5.700%	5/15/18	950,000	1,097,943
DISH DBS Corp., Senior Notes	7.875%	9/1/19	400,000	408,000
Gannett Co. Inc.	6.375%	4/1/12	40,000	40,100
News America Inc., Senior Notes	6.650%	11/15/37	50,000	54,959
Time Warner Cable Inc., Senior Notes	4.000%	9/1/21	1,990,000	1,946,057
Time Warner Cable Inc., Senior Notes	5.500%	9/1/41	70,000	69,188
United Business Media Ltd., Notes	5.750%	11/3/20	920,000	983,040	(a)

Total Media				4,860,280

TOTAL CONSUMER DISCRETIONARY				12,182,075

CONSUMER STAPLES - 2.4%
Food & Staples Retailing - 1.9%
CVS Corp., Pass-Through Trust	9.350%	1/10/23	500,000	575,195	(a)
CVS Pass-Through Trust, Secured Notes	5.298%	1/11/27	26,357	27,086	(a)(b)
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	40,005	41,744
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	81,778	86,067
Delhaize Group, Senior Notes	6.500%	6/15/17	1,814,000	2,120,385
Safeway Inc., Senior Debentures	7.250%	2/1/31	1,360,000	1,676,230
Safeway Inc., Senior Notes	3.950%	8/15/20	160,000	161,210
The Kroger Co.	5.000%	4/15/13	1,620,000	1,702,649

Total Food & Staples Retailing				6,390,566

Food Products - 0.1%
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	400,000	452,688

Household Products - 0.1%
Reynolds Group DL Escrow Inc./Reynolds Group Escrow LLC, Senior Secured Notes	8.750%	10/15/16	325,000	325,813	(a)

Tobacco - 0.3%
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	810,000	948,921

TOTAL CONSUMER STAPLES				8,117,988

ENERGY - 3.3%
Oil, Gas & Consumable Fuels - 3.3%
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	20,000	21,876
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	660,000	740,404
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	650,000	671,632
Chesapeake Energy Corp., Senior Notes	6.500%	8/15/17	100,000	103,500
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	55,000	58,575
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	250,000	246,250
El Paso Corp., Senior Subordinated Notes	7.000%	6/15/17	690,000	772,915
Energy Transfer Partners LP, Senior Notes	6.700%	7/1/18	2,300,000	2,574,402
Kerr-McGee Corp., Notes	6.950%	7/1/24	150,000	175,317
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	1,000,000	1,132,417
LUKOIL International Finance BV, Senior Notes	7.250%	11/5/19	480,000	485,074	(a)
Newfield Exploration Co., Senior Notes	6.625%	4/15/16	1,330,000	1,343,300
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	300,000	297,600

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - continued
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	800,000	$830,400
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	670,000	677,370
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	440,000	523,050	(a)
TNK-BP Finance SA	6.625%	3/20/17	232,000	230,260	(a)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	192,000	199,223	(a)

TOTAL ENERGY				11,083,565

FINANCIALS - 9.3%
Capital Markets - 2.8%
Goldman Sachs Capital II, Junior Subordinated Bonds	5.793%	6/1/12	60,000	37,200	(c)(d)
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	1,800,000	1,865,297
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	780,000	758,486
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	3,130,000	766,850	(a)(e)(f)
Kaupthing Bank HF, Subordinated Notes	7.125%	5/19/16	240,000	0	(a)(b)(e)(f)(g)
Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes	5.857%	5/31/12	100,000	10	(c)(d)(e)
Lehman Brothers Holdings Inc., Medium-Term Notes	6.750%	12/28/17	2,350,000	1,175	(e)
Merrill Lynch & Co. Inc., Senior Notes	5.450%	2/5/13	2,190,000	2,170,349
Merrill Lynch and Co. Inc.	6.050%	5/16/16	1,980,000	1,781,871
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	1,530,000	1,517,855
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	560,000	592,575

Total Capital Markets				9,491,668

Commercial Banks - 1.6%
BAC Capital Trust XIV, Junior Subordinated Notes	5.630%	3/15/12	40,000	22,000	(c)(d)
BPCE SA, Subordinated Bonds	12.500%	9/30/19	1,022,000	991,647	(a)(c)(d)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	760,000	598,500	(a)(c)(d)
Glitnir Banki HF, Notes	6.375%	9/25/12	680,000	176,800	(a)(e)(f)
Glitnir Banki HF, Subordinated Bonds	1.000%	9/14/16	100,000	0	(a)(b)(d)(e)(f)(g)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	1,810,000	0	(a)(b)(c)(e)(f)(g)
HBOS Capital Funding LP, Tier 1 Notes, Perpetual Bonds	6.071%	6/30/14	230,000	138,000	(a)(c)(d)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	2,190,000	153,300	(a)(e)(f)(h)
Lloyds TSB Bank PLC, Notes	5.800%	1/13/20	425,000	404,113	(a)
Lloyds TSB Bank PLC, Senior Notes	6.375%	1/21/21	380,000	374,651
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	910,000	777,595	(a)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	1,020,000	949,793
Wachovia Corp., Subordinated Notes	5.625%	10/15/16	730,000	789,125

Total Commercial Banks				5,375,524

Consumer Finance - 0.9%
Ally Financial Inc., Subordinated Notes	8.000%	12/31/18	185,000	168,350
American Express Co., Subordinated Debentures	6.800%	9/1/66	40,000	38,750	(c)
Ford Motor Credit Co., LLC, Senior Notes	7.000%	4/15/15	240,000	252,000
GMAC Inc., Senior Notes	6.000%	12/15/11	1,013,000	1,016,799
HSBC Finance Corp., Senior Subordinated Notes	6.676%	1/15/21	520,000	511,067	(a)
John Deere Capital Corp., Medium-Term Notes	5.350%	4/3/18	800,000	945,464

Total Consumer Finance				2,932,430

Diversified Financial Services - 3.1%
Air 2 US, Notes	8.027%	10/1/20	598,861	592,873	(a)
Bank of America Corp., Senior Notes	5.000%	5/13/21	420,000	374,705
Citigroup Inc.	5.500%	2/15/17	5,570,000	5,544,595
Citigroup Inc., Senior Notes	3.953%	6/15/16	660,000	658,430
Citigroup Inc., Senior Notes	6.875%	3/5/38	410,000	445,147
General Electric Capital Corp., Senior Notes	5.625%	5/1/18	2,000,000	2,186,378
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	60,000	56,400	(c)
PHH Corp.	7.125%	3/1/13	110,000	110,000
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000	440,000	(a)(c)

Total Diversified Financial Services				10,408,528

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Insurance - 0.9%
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	518,000	$513,183
ASIF Global Financing XIX	4.900%	1/17/13	1,400,000	1,417,209	(a)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/66	50,000	44,319
Metropolitan Life Global Funding I	5.125%	4/10/13	950,000	997,137	(a)
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	220,000	269,596	(a)

Total Insurance				3,241,444

Real Estate Investment Trusts (REITs) - 0.0%
Health Care Property Investors Inc.	6.450%	6/25/12	60,000	61,741

TOTAL FINANCIALS				31,511,335

HEALTH CARE - 3.0%
Biotechnology - 0.1%
Amgen Inc., Senior Notes	4.500%	3/15/20	370,000	412,645

Health Care Providers & Services - 2.8%
AmerisourceBergen Corp.	5.875%	9/15/15	50,000	57,011
HCA Inc., Senior Notes	6.500%	2/15/16	619,000	591,145
Humana Inc.	8.150%	6/15/38	680,000	919,845
Humana Inc., Senior Notes	7.200%	6/15/18	340,000	402,706
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	525,000	568,312
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	554,000	585,855
UnitedHealth Group Inc.	4.875%	4/1/13	940,000	989,417
UnitedHealth Group Inc., Senior Notes	4.875%	2/15/13	3,000,000	3,148,197
UnitedHealth Group Inc., Senior Notes	6.000%	2/15/18	510,000	605,188
WellPoint Inc., Notes	5.875%	6/15/17	1,470,000	1,681,534

Total Health Care Providers & Services				9,549,210

Pharmaceuticals - 0.1%
Giant Funding Corp., Senior Secured Notes	8.250%	2/1/18	110,000	110,000	(a)

TOTAL HEALTH CARE				10,071,855

INDUSTRIALS - 1.3%
Airlines - 0.4%
Continental Airlines Inc.	6.820%	11/1/19	60,915	62,438
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	205,720	205,720
Continental Airlines Inc., Pass-Through Certificates	6.703%	6/15/21	48,224	49,429
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.250%	5/10/21	932,879	970,194
US Airways Pass-Through Trust	6.850%	7/30/19	211,498	206,211	(b)

Total Airlines				1,493,992

Building Products - 0.0%
Masco Corp.	7.125%	8/15/13	50,000	53,309

Commercial Services & Supplies - 0.1%
Republic Services Inc., Senior Notes	5.500%	9/15/19	290,000	331,040

Construction & Engineering - 0.1%
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	470,000	489,975	(a)

Industrial Conglomerates - 0.1%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	250,000	265,625

Road & Rail - 0.5%
Asciano Finance Ltd., Senior Notes	3.125%	9/23/15	1,280,000	1,265,906	(a)
Asciano Finance Ltd., Senior Notes	4.625%	9/23/20	350,000	341,075	(a)

Total Road & Rail				1,606,981

Trading Companies & Distributors - 0.1%
Ashtead Capital Inc., Notes	9.000%	8/15/16	200,000	198,000	(a)

TOTAL INDUSTRIALS				4,438,922

INFORMATION TECHNOLOGY - 0.2%
Semiconductors & Semiconductor Equipment - 0.2%
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	720,000	858,955

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
MATERIALS - 1.2%
Containers & Packaging - 0.1%
Ball Corp., Senior Notes	6.750%	9/15/20	400,000	$414,000
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Secured Notes	6.875%	2/15/21	140,000	126,000	(a)

Total Containers & Packaging				540,000

Metals & Mining - 1.1%
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	1,910,000	2,048,475
Steel Dynamics Inc., Senior Notes	7.625%	3/15/20	410,000	409,487
Teck Resources Ltd., Senior Secured Notes	9.750%	5/15/14	15,000	17,779
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	17,000	19,985
Vale Overseas Ltd., Notes	6.875%	11/21/36	636,000	685,989
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	330,000	315,150	(a)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	160,000	156,000	(a)

Total Metals & Mining				3,652,865

TOTAL MATERIALS				4,192,865

TELECOMMUNICATION SERVICES - 1.7%
Diversified Telecommunication Services - 1.2%
AT&T Inc., Global Notes	5.500%	2/1/18	1,530,000	1,766,050
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	500,000	410,000	(a)
Qwest Corp., Senior Notes	7.500%	10/1/14	190,000	205,200
Telefonica Emisiones SAU, Senior Notes	5.462%	2/16/21	320,000	303,866
Verizon Communications Inc., Senior Notes	6.100%	4/15/18	1,150,000	1,371,333

Total Diversified Telecommunication Services				4,056,449

Wireless Telecommunication Services - 0.5%
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	490,000	517,440
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	315,000	316,181
True Move Co., Ltd.	10.750%	12/16/13	800,000	848,000	(a)

Total Wireless Telecommunication Services				1,681,621

TOTAL TELECOMMUNICATION SERVICES				5,738,070

UTILITIES - 1.8%
Electric Utilities - 0.0%
FirstEnergy Corp., Notes	6.450%	11/15/11	83,000	83,452

Independent Power Producers & Energy Traders - 1.8%
AES Corp., Senior Notes	7.750%	3/1/14	1,300,000	1,326,000
AES Corp., Senior Notes	7.750%	10/15/15	300,000	304,500
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	610,000	588,650	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	420,000	231,000
Edison Mission Energy, Senior Notes	7.750%	6/15/16	110,000	73,700
Edison Mission Energy, Senior Notes	7.625%	5/15/27	90,000	49,500
Energy Future Holdings Corp., Senior Notes	10.875%	11/1/17	4,000	3,220
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	2,395,000	2,335,125
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	915,837	961,628

Total Independent Power Producers & Energy Traders				5,873,323

TOTAL UTILITIES				5,956,775

TOTAL CORPORATE BONDS & NOTES (Cost - $99,894,896)				94,152,405

ASSET-BACKED SECURITIES - 4.7%
ABSC Manufactured Housing Contract, 2004-CN1	8.400%	12/2/30	170,000	161,500	(a)(c)
ACE Securities Corp., 2006-GP1 A	0.365%	2/25/31	197,585	151,496	(c)
Amortizing Residential Collateral Trust, 2005-BC5 M1	1.270%	7/25/32	491,326	374,525	(c)
Associates Manufactured Housing Pass Through Certificates, 1997-CLB2	8.900%	6/15/28	1,584,931	1,600,781	(b)
Bear Stearns Asset-Backed Securities Trust, 2006-SD2	0.435%	6/25/36	129,153	126,979	c)
Centex Home Equity Loan Trust, 2003-B AF4	3.735%	2/25/32	142,664	123,841
Citigroup Mortgage Loan Trust Inc., 2006-SHL1 A1	0.435%	11/25/45	94,595	66,848	(a)(c)

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
ASSET-BACKED SECURITIES - continued
Educap Student Loan Asset-Backed Notes, 2004-1 B	2.030%	6/25/38	1,500,000	$1,320,000	(b)(c)
Education Funding Capital Trust, 2003-3 A6	1.692%	12/15/42	300,000	277,500	(b)(c)
First Franklin Mortgage Loan Asset-Backed Certificates, 2006-FF5 2A5, PO	0.000%	4/25/36	1,050,000	320,004
Fremont Home Loan Trust, 2006-B 2A2	0.335%	8/25/36	493,693	157,101	(c)
GMAC Mortgage Corp. Loan Trust, 2006-HE4 A1	0.415%	12/25/36	1,345,773	824,371	(c)
Greenpoint Manufactured Housing, 1999-2 A2	3.099%	3/18/29	300,000	240,000	(c)
Greenpoint Manufactured Housing, 1999-3 2A2	3.731%	6/19/29	150,000	120,000	(c)
Greenpoint Manufactured Housing, 1999-4 A2	3.731%	2/20/30	175,000	140,000	(c)
Greenpoint Manufactured Housing, 2000-4 A3	2.187%	8/21/31	1,225,000	988,575	(b)(c)
Greenpoint Manufactured Housing, 2000-6 A3	2.215%	11/22/31	225,000	186,440	(c)
Greenpoint Manufactured Housing, 2001-2 IA2	3.706%	2/20/32	275,000	179,881	(c)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.687%	3/13/32	350,000	222,362	(c)
GSAMP Trust, 2006-S3 A1	6.585%	5/25/36	352,825	18,341
GSAMP Trust, 2006-SEA1 A	0.535%	5/25/36	243,844	197,720	(a)(c)
GSRPM Mortgage Loan Trust, 2006-2 A2	0.535%	9/25/36	322,761	249,162	(a)(c)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	460,000	498,087	(a)
Indymac Seconds Asset Backed Trust, 2006-A A	0.365%	6/25/36	1,207,814	154,389	(c)
IXIS Real Estate Capital Trust, 2005-HE4 A3	0.575%	2/25/36	598,879	499,653	(c)
Lehman XS Trust, 2006-16N A4B	0.475%	11/25/46	532,249	105,865	(c)
Lehman XS Trust, 2006-2N 1A1	0.495%	2/25/46	329,976	164,536	(c)
Lehman XS Trust, 2006-GP3 2A2	0.455%	6/25/46	270,360	21,921	(c)
Lehman XS Trust, 2007-2N 3A1	0.308%	2/25/37	21	21	(c)
MASTR Specialized Loan Trust, 2006-3 A	0.495%	6/25/46	341,700	183,346	(a)(c)
MASTR Specialized Loan Trust, 2007-1 A	0.605%	1/25/37	313,584	108,964	(a)(c)
Morgan Stanley Home Equity Loans, 2007-1 A3	0.375%	12/25/36	2,720,000	819,177	(c)
Nelnet Student Loan Trust, 2005-4 A4R2	0.698%	3/22/32	2,900,000	2,436,000	(b)(c)
Oakwood Mortgage Investors Inc., 1999-D A1	7.840%	11/15/29	229,161	232,895	(c)
Option One Mortgage Loan Trust, 2005-1 A4	0.635%	2/25/35	685,722	563,607	(c)
Origen Manufactured Housing, 2007-A A2	3.708%	4/15/37	2,500,000	1,525,000	(c)
Pegasus Aviation Lease Securitization, 2000-1 A2	8.370%	3/25/30	390,000	163,800	(a)
RAAC Series, 2006-RP4 A	0.525%	1/25/46	430,730	305,162	(a)(c)

TOTAL ASSET-BACKED SECURITIES (Cost - $21,138,088)				15,829,850

COLLATERALIZED MORTGAGE OBLIGATIONS - 6.7%
Adjustable Rate Mortgage Trust, 2004-1 4A1	5.470%	1/25/35	2,263,368	2,178,080	(c)
Banc of America Funding Corp., 2006-8T2 A2	5.791%	10/25/36	28,828	18,413
Banc of America Funding Corp., 2006-D 6A1	5.358%	5/20/36	1,058,373	657,328	(c)
Banc of America Mortgage Securities Inc., 2003-F 1A1	2.748%	7/25/33	21,204	18,639	(c)
Banc of America Mortgage Securities Inc., 2004-A 1A1	2.747%	2/25/34	40,781	30,695	(c)
Bear Stearns Alt-A Trust, 2003-5 2A1	2.514%	12/25/33	497,605	436,661	(c)
Bear Stearns Alt-A Trust, 2004-10 1A1	0.915%	9/25/34	134,852	114,779	(c)
Bear Stearns Alt-A Trust, 2004-11 1A2	1.075%	11/25/34	92,368	68,739	(c)
Bear Stearns Alt-A Trust, 2005-02 1A1	0.735%	3/25/35	39,119	30,374	(c)
Bear Stearns Alt-A Trust, 2005-10 21A1	3.015%	1/25/36	378,576	188,100	(c)
Bear Stearns ARM Trust, 2004-12 1A1	2.732%	2/25/35	95,087	68,665	(c)
Bear Stearns Mortgage Funding Trust, 2006-AR5 1A1	0.395%	12/25/46	880,490	502,502	(c)
BlackRock Capital Finance LP, 1996-R1	9.580%	9/25/26	94,539	7,870	(b)(c)
Citigroup Mortgage Loan Trust Inc., 2005-9 1A1	0.495%	11/25/35	423,775	226,653	(c)
Countrywide Alternative Loan Trust, 2005-24 4A1	0.461%	7/20/35	614,930	387,008	(c)
Countrywide Alternative Loan Trust, 2005-51 2A1	0.531%	11/20/35	370,037	191,562	(c)
Countrywide Alternative Loan Trust, 2005-76 3A1	0.495%	1/25/46	371,219	198,019	(c)
Countrywide Alternative Loan Trust, 2006-OA08 1A2	0.465%	7/25/46	594,267	108,968	(c)

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Countrywide Alternative Loan Trust, 2006-OA10 4A3	0.505%	8/25/46	1,195,248	$38,945	(c)
Countrywide Home Loan, 2003-HYB1 1A1	2.792%	5/19/33	24,052	21,063	(c)
Countrywide Home Loan Mortgage Pass-Through Trust, 2001-HYB1 1A1	2.187%	6/19/31	28,658	25,370	(c)
Countrywide Home Loans, 2003-60 1A1	3.111%	2/25/34	366,286	300,478	(c)
Countrywide Home Loans, 2006-3 1A2	0.565%	3/25/36	387,390	104,913	(c)
Deutsche Mortgage Securities Inc., 2004-4 7AR2	0.685%	6/25/34	178,770	142,481	(c)
Federal Home Loan Mortgage Corp. (FHLMC), K007 X1, IO	1.411%	4/25/20	1,155,224	87,146	(c)
Federal Home Loan Mortgage Corp. (FHLMC), K008 X1, IO	1.841%	6/25/20	1,179,564	119,597	(c)
Federal Home Loan Mortgage Corp. (FHLMC), K009 X1, IO	1.684%	8/25/20	11,452,892	1,062,889	(c)
First Horizon Alternative Mortgage Securities, 2005-AA12 1A1	2.323%	2/25/36	481,262	323,464	(c)
Greenpoint Mortgage Funding Trust, 2006-AR2 1A2	0.485%	4/25/36	2,516,838	1,037,204	(c)
Greenpoint Mortgage Funding Trust, 2006-AR3 3A1	0.465%	4/25/36	472,660	181,289	(c)
Greenwich Capital Commercial Funding Corp., 2006-GG7	6.074%	7/10/38	350,000	376,853	(c)
GSR Mortgage Loan Trust, 2006-0A1 2A2	0.495%	8/25/46	709,035	189,861	(c)
Harborview Mortgage Loan Trust, 2006-13 A	0.410%	11/19/46	452,194	219,286	(c)
Harborview Mortgage Loan Trust, 2006-14 2A1A	0.380%	1/25/47	834,265	434,939	(c)
Harborview Mortgage Loan Trust, 2007-7 2A1A	1.235%	11/25/47	1,184,401	732,739	(c)
IMPAC CMB Trust, 2004-5 1A1	0.955%	10/25/34	182,260	156,966	(c)
IMPAC CMB Trust, 2005-7 A1	0.495%	11/25/35	396,997	202,320	(c)
IMPAC Secured Assets Corp., 2004-3 1A4	1.035%	11/25/34	10,021	8,924	(c)
Indymac Manufactured Housing Contract, A2-2	6.170%	12/25/11	304,422	303,248
MASTR ARM Trust, 2003-3 3A4	2.216%	9/25/33	1,600,687	1,350,511	(c)
Merit Securities Corp., 11PA B2	1.737%	9/28/32	15,827	15,432	(a)(c)
Merrill Lynch Mortgage Investors Trust, 2004-A3 4A3	5.011%	5/25/34	545,835	532,078	(c)
Morgan Stanley Mortgage Loan Trust, 2004-6AR	2.772%	8/25/34	82,809	62,429	(c)
Morgan Stanley Mortgage Loan Trust, 2006-3AR 2A3	2.660%	3/25/36	468,210	240,541	(c)
Nomura Asset Acceptance Corp., 2006-AF2 4A	6.341%	8/25/36	407,260	188,247	(c)
Residential Accredit Loans Inc., 2007-Q01 A1	0.385%	2/25/47	2,452,679	1,343,767	(c)
Sequoia Mortgage Trust, 2007-4 4A1	5.305%	7/20/47	1,285,860	931,648	(c)
Structured ARM Loan Trust, 2004-07 A1	0.640%	6/25/34	17,630	12,772	(c)
Structured ARM Loan Trust, 2004-17 A1	1.112%	11/25/34	52,358	43,788	(c)
Structured ARM Loan Trust, 2004-4 3A2	2.534%	4/25/34	872,122	709,342	(c)
Structured ARM Loan Trust, 2005-19XS 1A1	0.555%	10/25/35	1,181,579	708,679	(c)
Structured ARM Loan Trust, 2005-20 4A1	5.547%	10/25/35	1,680,016	1,341,219	(c)
Structured Asset Mortgage Investments Inc., 2003-AR2 A1	0.970%	12/19/33	91,557	75,501	(c)
Structured Asset Securities Corp., 2002-08A 7A1	1.880%	5/25/32	69,542	58,954	(c)
Structured Asset Securities Corp., 2002-11A 1A1	2.061%	6/25/32	24,758	23,144	(c)
Structured Asset Securities Corp., 2002-16A 1A1	2.760%	8/25/32	234,660	217,722	(c)
Structured Asset Securities Corp., 2002-18A 1A1	2.762%	9/25/32	6,322	5,366	(c)
Structured Asset Securities Corp., 2004-NP1 A	0.635%	9/25/33	159,977	138,704	(a)(c)
Thornburg Mortgage Securities Trust, 2004-1 I2A	1.135%	3/25/44	30,521	25,946	(c)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR03 A1A	1.212%	5/25/46	2,861,137	1,398,804	(c)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR06 2A	1.202%	8/25/46	2,108,703	952,223	(c)
Washington Mutual Mortgage Pass-Through Certificates, 2006-AR4 DA	1.212%	6/25/46	1,528,478	637,084	(c)

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Wells Fargo Mortgage-Backed Securities Trust, 2005-AR9 4A1	2.723%	5/25/35	283,287	$248,193	(c)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $35,073,201)				22,765,124

COLLATERALIZED SENIOR LOANS - 4.8%
CONSUMER DISCRETIONARY - 2.7%
Auto Components - 0.2%
Allison Transmission Inc., Term Loan B	2.980%	8/7/14	892,164	837,742	(i)

Hotels, Restaurants & Leisure - 0.4%
Caesars Entertainment Operating Co. Inc., Term Loan B2	3.235 - 3.253%	1/28/15	806,853	674,058	(i)
Las Vegas Sands LLC, Delayed Draw Term Loan	2.740%	11/23/16	127,025	118,451	(i)
Las Vegas Sands LLC, Term Loan B	2.740%	11/23/16	502,915	468,430	(i)

Total Hotels, Restaurants & Leisure				1,260,939

Media - 1.3%
Cengage Learning Acquisitions Inc., Term Loan	2.490%	7/3/14	992,248	781,750	(i)
Charter Communications Operating LLC, Term Loan C	3.500%	9/6/16	857,242	827,238	(i)
Insight Midwest Holdings LLC, Term Loan B	1.970 - 2.000%	4/7/14	606,667	594,154	(i)
Univision Communications Inc., Term Loan B	4.489%	3/31/17	874,148	784,548	(i)
UPC Holding BV, Term Loan N	1.972%	12/31/14	1,296,576	1,205,815	(i)
UPC Holding BV, Term Loan T2	3.722%	12/30/16	170,812	161,631	(i)

Total Media				4,355,136

Multiline Retail - 0.3%
Neiman-Marcus Group Inc., Term Loan	4.750%	5/16/18	925,000	856,524	(i)

Specialty Retail - 0.5%
Gymboree Corp., Term Loan	5.000%	2/23/18	992,500	882,911	(i)
Michaels Stores Inc., Term Loan B2	4.750 - 4.875%	7/31/16	923,012	878,180	(i)

Total Specialty Retail				1,761,091

TOTAL CONSUMER DISCRETIONARY				9,071,432

ENERGY - 0.2%
Energy Equipment & Services - 0.2%
Brand Energy and Infrastructure Services Inc., Term Loan B2	3.500 - 3.625%	2/7/14	914,683	811,781	(i)

INDUSTRIALS - 0.3%
Airlines - 0.2%
DAE Aviation Holdings Inc., Term Loan B1	5.260%	7/31/14	562,503	524,534	(i)

Industrial Conglomerates - 0.1%
Pinafore LLC, Term Loan B	4.250%	9/21/16	450,642	441,629	(i)

TOTAL INDUSTRIALS				966,163

INFORMATION TECHNOLOGY - 0.7%
IT Services - 0.6%
First Data Corp., Term Loan B	4.235%	3/23/18	612,309	502,476	(i)
First Data Corp., Term Loan B2	2.985%	9/24/14	742,634	648,258	(i)
SunGard Data Systems Inc., Term Loan B	3.858 - 3.899%	2/26/16	904,549	866,859	(i)

Total IT Services				2,017,593

Semiconductors & Semiconductor Equipment - 0.1%
Freescale Semiconductor Inc., Term Loan	4.472%	12/1/16	495,142	452,436	(i)

TOTAL INFORMATION TECHNOLOGY				2,470,029

MATERIALS - 0.3%
Containers & Packaging - 0.3%
Reynolds Group Holdings Inc., Term Loan E	6.500%	2/9/18	995,000	960,673	(i)

TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.3%
Level 3 Financing Inc., Term Loan A	2.492 - 2.496%	3/13/14	1,000,000	930,000	(i)

UTILITIES - 0.3%
Independent Power Producers & Energy Traders - 0.3%
RRI Energy Inc., Term Loan B	6.000%	9/8/17	992,481	973,458	(i)

TOTAL COLLATERALIZED SENIOR LOANS (Cost - $17,403,911)				16,183,536

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
MORTGAGE-BACKED SECURITIES - 5.5%
FNMA - 5.5%
Federal National Mortgage Association (FNMA)(Cost - $18,830,268)	5.500%	6/1/35 - 5/1/40	17,099,559		$18,628,348

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $18,830,268)					18,628,348

MUNICIPAL BONDS - 2.6%
New York - 0.2%
New York State Energy Research & Development Authority Facilities Revenue, Consolidated Edison Co., XLCA	0.368%	5/1/32	1,150,000		805,000	(c)

North Carolina - 1.6%
North Carolina State Education Assistance Authority Revenue, Student Loan Backed Notes	1.210%	10/25/41	3,100,000		2,840,654	(c)
Wake County, NC, Industrial Facilities & Pollution Control Financing Authority Revenue, Carolina Power & Light Co., AMBAC	0.298%	10/1/22	|2,100,000		1,701,000	(c)
Wake County, NC, Industrial Facilities & Pollution Control Financing Authority Revenue, Carolina Power & Light Co., AMBAC	0.368%	10/1/22	1,025,000		845,625	(c)(j)

Total North Carolina					5,387,279

Pennsylvania - 0.8%
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	0.515%	6/1/47	1,825,000		1,694,969	(b)(c)
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	0.862%	6/1/47	950,000		862,362	(b)(c)

Total Pennsylvania					2,557,331

TOTAL MUNICIPAL BONDS (Cost - $9,040,599)					8,749,610

NON-U.S. TREASURY INFLATION PROTECTED SECURITIES - 0.5%
Brazil - 0.2%
Federative Republic of Brazil	6.000%	5/15/15	591,000	BRL	670,313

Sweden - 0.3%
Government of Sweden, Bonds	3.500%	12/1/28	3,500,000	SEK	929,613

TOTAL NON-U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $1,028,001)					1,599,926

SOVEREIGN BONDS - 2.6%
Brazil - 0.9%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	443,000	BRL	230,635
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	5,419,000	BRL	2,709,742

Total Brazil					2,940,377

India - 0.1%
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	442,000		366,860	(a)(c)

Indonesia - 0.5%
Republic of Indonesia, Senior Bonds	10.250%	7/15/27	10,665,000,000	IDR	1,521,249

Malaysia - 0.3%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	2,710,000	MYR	862,432
Government of Malaysia, Senior Bonds	4.262%	9/15/16	720,000	MYR	234,004

Total Malaysia					1,096,436

Mexico - 0.5%
Mexican Bonos, Bonds	8.000%	6/11/20	20,430,000	MXN	1,631,184
United Mexican States, Bonds	10.000%	12/5/24	1,570,000	MXN	144,372

Total Mexico					1,775,556

Russia - 0.1%
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	208,750		234,568	(a)

Thailand - 0.2%
Thailand Government Bond	4.250%	3/13/13	22,000,000	THB	713,938

TOTAL SOVEREIGN BONDS (Cost - $8,841,112)					8,648,984

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 23.7%
U.S. Government Obligations - 23.7%
U.S. Treasury Bonds	4.375%	11/15/39	430,000	$552,819
U.S. Treasury Bonds	4.375%	5/15/40	1,120,000	1,441,653
U.S. Treasury Bonds	4.750%	2/15/41	52,000	71,053
U.S. Treasury Bonds	4.375%	5/15/41	430,000	555,508
U.S. Treasury Bonds	3.750%	8/15/41	840,000	977,945
U.S. Treasury Notes	1.875%	2/28/14	2,490,000	2,579,485
U.S. Treasury Notes	1.000%	8/31/16	20,730,000	20,781,825
U.S. Treasury Notes	2.375%	6/30/18	29,440,000	31,316,800
U.S. Treasury Notes	3.625%	2/15/21	18,140,000	20,955,945
U.S. Treasury Strip Principal (STRIPS)	0.010%	2/15/41	3,230,000	1,306,516

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $74,980,616)				80,539,549

U.S. TREASURY INFLATION PROTECTED SECURITIES - 0.2%
U.S. Treasury Bonds, Inflation Indexed (Cost - $639,606)	2.125%	2/15/41	649,996	830,065

			SHARES
COMMON STOCKS - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.1%
Tropicana Entertainment Inc.			17,138	239,932	*(b)

Media - 0.0%
Cumulus Media Inc., Class A Shares			3,746	10,639	*

TOTAL CONSUMER DISCRETIONARY				250,571

ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
SemGroup Corp., Class A Shares			866	17,286	*

TOTAL COMMON STOCKS (Cost - $320,155)				267,857

PREFERRED STOCKS - 0.5%
FINANCIALS - 0.5%
Consumer Finance - 0.5%
GMAC Capital Trust I	8.125%		95,000	1,733,750

Thrifts & Mortgage Finance - 0.0%
Federal National Mortgage Association (FNMA)	0.000%		1,900	5,225	*

TOTAL PREFERRED STOCKS (Cost - $2,497,080)				1,738,975

		EXPIRATION DATE	CONTRACTS/ NOTIONAL AMOUNT
PURCHASED OPTIONS - 0.1%
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.16 Index, Call @ $99.00		12/21/11	4,690,000	19,926
Credit default swaption with Credit Suisse First Boston Inc. to buy protection on Markit CDX.NA.HY.16 Index, Call @ $93.00		12/21/11	4,690,000	110,085
Interest rate swaption with Credit Suisse First Boston Inc., Call @ 3.50%		11/3/17	1,700,000	149,894
Interest rate swaption with Credit Suisse First Boston Inc., Put @ 6.00%		11/3/17	8,300,000	220,188

TOTAL PURCHASED OPTIONS (Cost - $584,725)				500,093

			WARRANTS
WARRANTS - 0.0%
SemGroup Corp. (Cost-$0)		11/30/14	912	3,739	*(f)

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $290,272,258)				$270,438,061
SHORT-TERM INVESTMENTS - 19.3%
U.S. Government Agencies - 7.0%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.105 -0.120%	1/10/12	1,271,000	1,270,930	(k)(l)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.120%	1/12/12	7,700,000	7,699,569	(k)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.100%	2/10/12	5,000,000	4,999,640	(k)
Federal National Mortgage Association (FNMA), Discount Notes	0.100%	12/7/11	9,700,000	9,699,650	(k)

Total U.S. Government Agencies (Cost - $23,664,434)				23,669,789

Repurchase Agreements - 12.3%
Bank of America N.A. repurchase agreement dated 9/30/11; Proceeds at maturity-$8,769,007; (Fully collateralized by U.S. government obligations, 6.000% due 2/15/26; Market value - $8,944,381)	0.010%	10/3/11	8,769,000	8,769,000
Credit Suisse First Boston Inc. repurchase agreement dated 9/30/11; Proceeds at maturity-$33,091,028; (Fully collateralized by U.S. government obligations, 4.500% due 5/15/38; Market value - $33,834,206)	0.010%	10/3/11	33,091,000	33,091,000

Total Repurchase Agreements (Cost - $41,860,000)				41,860,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $65,524,434)				65,529,789

TOTAL INVESTMENTS - 99.1% (Cost - $355,796,692#)				335,967,850
Other Assets in Excess of Liabilities - 0.9%				3,186,060

TOTAL NET ASSETS - 100.0%				$339,153,910

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(d)	Security has no maturity date. The date shown represents the next call date.

(e)	The coupon payment on these securities is currently in default as of September 30, 2011.

(f)	Illiquid security.

(g)	Value is less than $1.

(h)	The maturity principal is currently in default as of September 30, 2011.

(i)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(k)	Rate shown represents yield-to-maturity.

(l)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
BRL	— Brazilian Real
CMB	— Cash Management Bill
IDR	— Indonesian Rupiah
IO	— Interest Only
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
PO	— Principal Only
SEK	— Swedish Krona
STRIPS	— Separate Trading of Registered Interest and Principal Securities
THB	— Thai Baht

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SCHEDULE OF WRITTEN OPTIONS
SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS/ NOTIONAL AMOUNTS	VALUE
Eurodollar Futures, Call	3/19/12	$99.38	82	$38,438
Eurodollar Futures, Call	3/19/12	99.50	117	30,713
Eurodollar Futures, Put	3/19/12	99.50	117	56,306
Eurodollar Futures, Put	3/19/12	99.38	82	31,262
U.S. Treasury 5-Year Notes Futures, Call	11/25/11	123.50	15	2,812
U.S. Treasury 5-Year Notes Futures, Put	11/25/11	121.00	15	2,695
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.HY.16 Index, Put	12/21/11	94.00	4,690,000	279,200
Credit default swaption with Credit Suisse First Boston Inc. to sell protection on Markit CDX.NA.HY.16 Index, Call	12/21/11	88.00	4,690,000	156,024

		STRIKE RATE	NOTIONAL PAR
Interest rate swaption with Barclays Capital Inc., Call	10/2/13	4.95%	4,770,000	994,144
Interest rate swaption with Barclays Capital Inc., Call	10/3/13	4.86	4,770,000	958,193
Interest rate swaption with Barclays Capital Inc., Put	10/2/13	4.95	4,770,000	45,473
Interest rate swaption with Barclays Capital Inc., Put	10/3/13	4.86	4,770,000	48,817
Interest rate swaption with Credit Suisse First Boston Inc., Put	11/3/17	7.25	6,700,000	122,545
Interest rate swaption with Credit Suisse First Boston Inc., Put	11/3/17	9.50	6,700,000	71,965

TOTAL WRITTEN OPTIONS (Premiums received - $1,804,879)				$2,838,587

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Total Return Unconstrained Portfolio, formerly known as Western asset Absolute Return Portfolio (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$93,919,108	$233,297	$94,152,405
Asset-backed securities	—	10,195,569	5,634,281	15,829,850

Notes to Schedule of Investments (unaudited) (continued)

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Collateralized mortgage obligations	—	$22,757,254	$7,870	$22,765,124
Collateralized senior loans	—	16,183,536	—	16,183,536
Mortgage-backed securities	—	18,628,348	—	18,628,348
Municipal bonds	—	8,749,610	—	8,749,610
Non-U.S. treasury inflation protected securites	—	1,599,926	—	1,599,926
Sovereign bonds	—	8,648,984	—	8,648,984
U.S. government & agency obligations	—	80,539,549	—	80,539,549
U.S. treasury inflation protected securites	—	830,065	—	830,065
Common stocks	$27,925	—	239,932	267,857
Preferred stocks	1,733,750	5,225	—	1,738,975
Purchased options	—	500,093	—	500,093
Warrants	—	3,739	—	3,739

Total long-term investments	$1,761,675	$262,561,006	$6,115,380	$270,438,061

Short-term investments†	—	65,529,789	—	65,529,789

Total investments	$1,761,675	$328,090,795	$6,115,380	$335,967,850

Other financial instruments:
Futures contracts	$1,979,823	—	—	$1,979,823
Forward foreign currency contracts	—	$600,395	—	600,395
Credit default swaps on corporate issues - sell protection	—	61,774	—	61,774
Credit default swaps on corporate issues - buy protection	—	8,487		8,487
Credit default swaps on credit indices - buy protection‡	—	1,361,016	—	1,361,016

Total other financial instruments	$1,979,823	$2,031,672	—	$4,011,495

Total	$3,741,498	$330,122,467	$6,115,380	$339,979,345

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	$162,226	$2,676,361	—	$2,838,587
Futures contracts	1,043,058	—	—	1,043,058
Forward foreign currency contracts	—	385,771	—	385,771
Interest rate swaps‡	—	182,453	—	182,453
Credit default swaps on corporate issues - buy protection	—	40,199	—	40,199
Credit default swaps on credit indices - sell protection‡	—	966,537	—	966,537
Total return swaps	—	3,239	—	3,239

Total	$1,205,284	$4,254,560	$—	$5,459,844

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

Notes to Schedule of Investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES		ASSET- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	COMMON STOCKS	TOTAL
Balance as of December 31, 2010	$0	*	$4,534,504	$18,643	$261,354	$4,814,501
Accrued premiums/discounts	—		64,060	434	—	64,494
Realized gain (loss)(1)	—		(33,463)	(72,129)	—	(105,592)
Change in unrealized appreciation (depreciation)(2)	—		(119,320)	61,791	(21,422)	(78,951)
Net purchases (sales)	—		—	(869)	—	(869)
Transfers into Level 3	233,297		2,713,500	—	—	2,946,797
Transfers out of Level 3	—		(1,525,000)	—	—	(1,525,000)

Balance as of September 30, 2011	$233,297		$5,634,281	$7,870	$239,932	$6,115,380

Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2011(2)	—		$(67,110)	$61,791	$(21,422)	$(26,741)

*	Value is less than $1.

(1)	This amount is included in net realized gain (loss) from investment transactions.

(2)	Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Notes to Schedule of Investments (unaudited) (continued)

(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(f) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Futures Contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

Credit Default Swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront

Notes to Schedule of Investments (unaudited) (continued)

payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest Rate Swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total Return Swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(i) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Notes to Schedule of Investments (unaudited) (continued)

(j) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(k) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the statement of assets and liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(l) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(m) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(n) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net

Notes to Schedule of Investments (unaudited) (continued)

assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of September 30, 2011, the Fund held credit default swaps, written options, forward foreign currency contracts, interest rate swaps and total return swaps with credit related contingent features which had a liability position of $4,416,786. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of September 30, 2011, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $1,600,000, which could be used to reduce the required payment.

(o) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At September 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$13,929,991
Gross unrealized depreciation	(33,758,833)

Net unrealized depreciation	$(19,828,842)

At September 30, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 5-Year Notes	23	12/11	$2,819,161	$2,817,141	$(2,020)
U.S. Treasury Ultra Long-Term Bonds	131	12/11	18,822,559	20,779,875	1,957,316

					$1,955,296

Contracts to Sell:
U.S. Treasury 2-Year Notes	118	12/11	26,006,476	25,983,969	22,507
U.S. Treasury 10-Year Notes	922	12/11	118,997,285	119,946,437	(949,152)
U.S. Treasury 30-Year Bonds	13	12/11	1,762,239	1,854,125	(91,886)

					$(1,018,531)

Net unrealized gain on open futures contracts					$936,765

During the period ended September 30, 2011, written option transactions for the Fund were as follows:

	Number of Contracts/Notional Amounts	Premiums
Written options, outstanding December 31, 2010	43,280,836	$1,704,609
Options written	286,481,944	1,666,586
Options closed	(68,501,196)	(754,252)
Options exercised	(22,200,206)	(169,748)
Options expired	(197,200,950)	(642,316)

Written options, outstanding September 30, 2011	41,860,428	$1,804,879

Notes to Schedule of Investments (unaudited) (continued)

At September 30, 2011, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Euro	Citibank N.A.	300,000	$401,811	11/16/11	$(24,798)
Mexican Peso	Morgan Stanley & Co., Inc.	39,789,122	2,855,817	11/16/11	(345,058)

					(369,856)

Contracts to Sell:
Euro	Citibank N.A.	4,901,609	6,565,070	11/16/11	415,188
Euro	Morgan Stanley & Co., Inc.	1,826,000	2,445,691	11/16/11	143,906
Euro	UBS AG	500,000	669,685	11/16/11	36,180
Japanese Yen	Citibank N.A.	438,787,200	5,692,701	11/16/11	(15,915)
Japanese Yen	Credit Suisse First Boston Inc.	165,039,620	2,141,177	11/16/11	5,121

					584,480

Net unrealized gain on open forward foreign currency contracts					$214,624

At September 30, 2011, the Fund held the following interest rate swap contracts:

INTEREST RATE SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND‡	PAYMENTS RECEIVED BY THE FUND‡	UPFRONT PREMIUMS RECEIVED	UNREALIZED DEPRECIATION
Credit Suisse First Boston Inc.	$50,000	9/15/15	5.160% semi-annually	3-Month LIBOR	—	$(8,150)
Banc of America Securities LLC	100,000	3/1/13	5.104% semi-annually	3-Month LIBOR	—	(6,430)
Barclays Capital Inc.	60,000	6/25/12	5.060% semi-annually	3-Month LIBOR	—	(2,005)
RBS Greenwich	40,000	4/1/12	5.011% semi-annually	3-Month LIBOR	—	(918)
Credit Suisse First Boston Inc.	50,000	8/15/13	5.023% semi-annually	3-Month LIBOR	—	(4,151)
JPMorgan Securities Inc.	2,850,000	2/15/41	zero coupon	3-Month LIBOR	(16,504)	(144,295)

Total	$3,150,000				$(16,504)	$(165,949)

At September 30, 2011, the Fund held the following credit default swap contracts:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT SEPTEMBER 30, 2011[3]	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Barclays Capital Inc. (AES Corp., 7.750%, due 3/1/14)	$3,000,000	9/20/12	2.33%	3.150% quarterly	$23,638	—	$23,638
Barclays Capital Inc. (AES Corp., 7.750%, due 3/1/14)	3,000,000	9/20/12	2.33%	3.650% quarterly	38,136	—	38,136

Total	$6,000,000				$61,774	—	$61,774

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION[4]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Credit Suisse First Boston Inc. (AmerisourceBergen Corp., 5.875%, due 9/15/15)	$50,000	9/20/15	0.900% quarterly	$(219)	—	$(219)
Banc of America Securities LLC (PHH Corporate Note, 7.125%, due 3/1/13 )	110,000	3/20/13	1.050% monthly	5,725	—	5,725
Barclays Capital Inc. (Health Care Property Investments Inc., 6.450%, due 6/25/12)	60,000	6/20/12	0.630% quarterly	387	—	387
Morgan Stanley & Co. Inc. (Gannett Co., 6.375%, due 4/1/12)	40,000	3/20/12	0.460% quarterly	335	—	335

Notes to Schedule of Investments (unaudited) (continued)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION[4]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Credit Suisse First Boston Inc. (Masco Corp., 5.875%, due 7/15/12)	50,000	9/20/13	0.750% quarterly	2,040	—	2,040
Goldman Sachs Group Inc. (Citigroup Inc., 6.125%, due 5/15/18)	1,000,000	3/20/14	4.700% quarterly	(39,980)	—	(39,980)

Total	$1,310,000			$(31,712)	—	$(31,712)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE[5]	UPFRONT PREMIUMS RECEIVED	UNREALIZED DEPRECIATION
JPMorgan Securities Inc. (CMBX.NA.AM.3)	$500,000	12/13/49	0.500% monthly	$(138,125)	(38,630)	$(99,495)
JPMorgan Securities Inc. (CMBX.NA.AM.2)	900,000	3/15/49	0.500% monthly	(204,422)	(51,855)	(152,567)
Morgan Stanley & Co. Inc. (CMBX NA AM 3)	194,000	12/13/49	0.005% monthly	(53,593)	(24,589)	(29,004)
Credit Suisse First Boston Inc. (CMBX 2 2007-1 AJ Index)	500,000	12/13/49	0.015% monthly	(233,389)	(134,579)	(98,810)
Citigroup Global Markets (CMBX 2 2006-2 AAA Index)	2,740,000	3/15/49	0.001% monthly	(274,489)	(158,463)	(116,026)
Credit Suisse First Boston Inc. (CMBX NA AM 1)	205,000	10/12/52	0.500% monthly	(33,203)	(18,950)	(14,253)
Goldman Sachs Group Inc. (CMBX NA AM 1)	181,000	10/12/52	0.500% monthly	(29,316)	(16,675)	(12,641)

Total	$5,220,000			$(966,537)	(443,741)	$(522,796)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[4]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE[5]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Credit Suisse First Boston Inc. (CMBX NA AM 4)	$1,100,000	2/17/51	0.500% monthly	$347,482	$102,574	$244,908
Barclays Capital Inc. (MARKIT CDX HY 15)	3,400,000	12/20/15	5.000% quarterly	216,681	(106,145)	322,826
Goldman Sachs Group Inc. (CMBX NA AM 4)	176,000	2/17/51	0.500% monthly	55,597	24,982	30,615
Citigroup Global Markets (CMBX 4 2007-2 AJ Index)	500,000	2/17/51	0.010% monthly	252,764	157,915	94,849
Credit Suisse First Boston Inc. (CMBX 1 2006-1 AAA)	509,000	10/12/52	0.100% monthly	35,539	20,594	14,945
Goldman Sachs Group Inc. (CMBX 1 2006-1 AAA)	438,000	10/12/52	0.100% monthly	30,582	17,994	12,588
Credit Suisse First Boston Inc. (Markit CDX.NA.HY.16)	4,690,000	6/20/16	5.000% quarterly	422,371	346,956	75,415

Total	$10,813,000			$1,361,016	$564,870	$796,146

At September 30, 2011, the Fund held the following total return swap contracts:

TOTAL RETURN SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND		PERIODIC PAYMENTS RECEIVED BY THE FUND		UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Morgan Stanley & Co. Inc.	$350,000	1/1/12	TRX-CMBS	†	TRX-CMBS Reset	†	—	$(3,239)

1	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

3	Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

4	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

5	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liablility (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

‡	Percentage shown is an annual percentage rate.

†	Periodic payments made/received by the Fund are based on the total return of the reference entity.

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2011.

	Futures Contracts		Purchased Options, at value	Written Options, at value	Forward Foreign Currency Contracts		Swap Contracts, at value
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation			Unrealized Appreciation	Unrealized Depreciation		Total
Interest Rate Contracts	$1,979,823	$(1,043,058)	$370,082	$(2,403,363)	—	—	$(182,453)	$(1,278,969)
Foreign Exchange Contracts	—	—	—	—	$600,395	$(385,771)	—	214,624
Credit Contracts	—	—	130,011	(435,224)	—	—	421,302	116,089

Total	$1,979,823	$(1,043,058)	$500,093	$(2,838,587)	$600,395	$(385,771)	$238,849	$(948,256)

During the period ended September 30, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$610,168
Written options	1,911,665
Futures contracts (to buy)	82,250,854
Futures contracts (to sell)	168,168,615
Forward foreign currency contracts (to buy)	6,587,096
Forward foreign currency contracts (to sell)	18,654,138

Average Notional Balance
Interest rate swap contracts	$1,593,000
Credit default swap contracts (to buy protection)	21,188,820
Credit default swap contracts (to sell protection)	9,075,200
Total return swap contracts	1,336,000

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
President

Date:	November 22, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
President

Date:	November 22, 2011

By:	/s/ KAPREL OZSOLAK
Kaprel Ozsolak
Principal Financial and Accounting Officer

Date:	November 22, 2011